Exhibit 10.1
REAFFIRMATION AND FOURTH AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT AND OTHER LOAN DOCUMENTS (Seniors Housing)
This REAFFIRMATION AND FOURTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made as of June 29, 2026, by and among (i) (a) AHC STERLING HOUSE OF CORSICANA, LLC, and AHC STERLING HOUSE OF LEWISVILLE, LLC, each a Delaware limited liability company (singly and collectively, the “Release Borrower”), (b) the entities identified as Borrower set forth on Annex I attached hereto (individually and collectively, “Remaining Borrower”, and collectively with Release Borrower, “Borrower”); (ii) JLL Real Estate Capital, LLC, a Delaware limited liability company (as successor-in-interest to Jones Lang LaSalle Multifamily, LLC, a Delaware limited liability company) (“Lender”); (iii) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”), (iv) Brookdale Senior Living Inc., a Delaware corporation (“Guarantor”), and (v) joined into by (a) the entities identified as Affiliated Master Lessee on the Summary of Master Terms as Affiliated Master Lessees pursuant to the Joinder attached hereto, and (b) the entities identified as Affiliated Property Manager on the Summary of Master Terms as Affiliated Property Managers pursuant to the Joinder attached hereto.
RECITALS
A.Borrower and Lender are parties to or have joined into that certain Master Credit Facility Agreement dated as of August 31, 2017, as amended by that certain Amendment No. 1 to Master Credit Facility Agreement, dated as of November 1, 2018, by that certain Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement, dated as of December 15, 2023, and by that certain Reaffirmation and Third Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of December 20, 2024 (as amended by this Amendment, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Master Agreement”).
B.All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of August 31, 2017, by that certain Assignment of Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of December 15, 2023, and by that certain Assignment of Reaffirmation and Third Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of December 20, 2024 (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender (once an agreement is made for Lender to make a Future Advance) under the Master Agreement to make Future Advances or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

C.Borrower has requested a Release pursuant to the Master Agreement.
D.The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the release of the Mortgaged Properties commonly known as Brookdale Corsicana, located at 3329 West 7th Ave, Corsicana, Texas, 75110, and Brookdale Lewisville, located at 965 Gardenridge Rd, Lewisville, Texas, 75077 (singly and collectively, the “Release Mortgaged Property”), (ii) the release of the each of the Release Borrowers as a Borrower under the Master Agreement and Loan Documents, and (iii) the release of the security interest granted by Brookdale Senior Living Communities, Inc, a Delaware corporation (the “Subject Operator”) in certain of its assets as an Affiliated Master Lessee with respect only to the Release Mortgaged Property (singly and collectively, the “Release Operator Property”).
AGREEMENT
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1.Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.
Section 2.Release of Mortgaged Property and Release Operator Property. The Release Mortgaged Property and the Release Operator Property are each hereby released from the Collateral Pool under the Master Agreement.
Section 3.Release of Borrower. Except as otherwise set forth in the Environmental Indemnity Agreement, Release Borrower is hereby released as a Borrower from the Master Agreement and the Loan Documents.
Section 4.Summary of Master Terms. Schedule 2 of the Master Agreement is hereby amended by deleting Section I of the Summary of Master Terms and replacing it with Section I of the Summary of Master Terms attached hereto.
Section 5.Ownership Interests Schedule. Schedule 13 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 13 attached hereto.
Section 6.Exceptions to Representations and Warranties Schedule 16 to the Master Agreement is hereby supplemented with Schedule 16.3 attached hereto.
Section 7.Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
Section 8.Environmental Indemnity Agreement. The Environmental Indemnity Agreement, dated as of August 31, 2017 (as has been and may be further amended, restated, supplemented, or otherwise modified from time to time, the “EIA”), executed by Borrower for the benefit of Lender, as assigned to Fannie Mae, is herewith modified by removing the Release Borrower and Release Mortgaged Property.
Section 9.Guaranty of Non-Recourse Obligations. The Guaranty of Non-Recourse Obligations, dated as of August 31, 2017 (as has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), executed by Guarantor to and for the benefit of Lender, as assigned to Fannie Mae, is herewith modified by removing the Release Borrower and Release Mortgaged Property.
Section 10.Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
Section 11.Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
Section 12.Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 13.Applicable Law. The provisions of Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction) and Section 15.02 (Waiver of Jury Trial) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
Section 14.Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.
Section 15.Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.
Section 16.No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.
Section 17.Costs. Borrower agrees to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and Lender in connection with this Amendment.
Section 18.Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it, including Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.
BORROWER:

FIT REN NOHL RANCH LP,
FIT REN PARK LP,
FIT REN MIRAGE INN LP,
FIT REN THE GABLES LP,
FIT REN PAULIN CREEK LP,
FIT REN OCEAN HOUSE LP,
FIT REN OAK TREE LP, FIT REN PACIFIC INN LP, each a Delaware limited partnership

        By: FIT REN Holdings GP Inc., their general partner

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

AHC PURCHASER, INC.,
a Delaware corporation

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

ARC SCOTTSDALE, LLC,
ARC SWEET LIFE SHAWNEE, LLC,
ARCLP-CHARLOTTE, LLC,
ARC WILORA ASSISTED LIVING, LLC,
each a Tennessee limited liability company

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

ARC WESTLAKE VILLAGE, INC.,
a Tennessee corporation

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

AHC STERLING HOUSE OF BRIGHTON, LLC
AHC VILLAS OF THE ATRIUM, LLC,
AHC STERLING HOUSE OF JACKSONVILLE, LLC,
AHC STERLING HOUSE OF PANAMA CITY, LLC,
CMCP-PINECASTLE, LLC,
AHC STERLING HOUSE OF PORT CHARLOTTE, LLC,
AHC STERLING HOUSE OF PUNTA GORDA, LLC,
CMCP-ROSWELL, LLC,
AHC VILLAS-WYNWOOD OF RIVER PLACE, LLC,
CMCP-MONTROSE, LLC,
AHC VILLAS-WYNWOOD OF COURTYARD ALBANY, LLC,
AHC VILLAS OF ALBANY RESIDENTIAL, LLC,
AHC WYNWOOD OF ROGUE VALLEY, LLC,
CMCP-CLUB HILL, LLC,
BROOKDALE CYPRESS STATION, LLC,
BROOKDALE LAKEWAY, LLC,
AHC STERLING HOUSE OF MANSFIELD, LLC,
BROOKDALE NORTHWEST HILLS, LLC,
AHC STERLING HOUSE OF WEATHERFORD, LLC,
CMCP-WILLIAMSBURG, LLC, each a Delaware limited liability company

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

GUARANTOR

BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:    Executive Vice President and Chief Financial Officer

LENDER:

JLL REAL ESTATE CAPITAL, LLC
a Delaware limited liability company

By:     /s/ Jeffrey Tagliati
Name:    Jeffrey Tagliati
Title:    Senior Director

FANNIE MAE:
FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

    By:    /s/ Daniel Din
    Name: Daniel Din
    Title: Vice President

Each Affiliated Property Operator hereby joins into this Amendment, the Master Agreement and the other Loan Documents, as if it were otherwise an original party hereunder and thereunder. Each Affiliated Property Operator hereby ratifies and agrees to be bound by all of the covenants, terms, conditions, and provisions contained in the Loan Documents as they relate to such Affiliated Property Operator, including each covenant, term, condition and provision set forth in Article 4, Article 5, Article 6, Article 7, Article 8, Article 9, Article 10, Article 11, Article 12, Article 13, and Article 15, and Section 14.02(d) and Section 14.03(c). Each Affiliated Property Operator hereby acknowledges, agrees and confirms that, by its signature below, such Affiliated Property Operator will be deemed to be a party to this Amendment and the Master Agreement as an “Affiliated Property Operator,” and either a “Manager” or an “Operator”, as applicable, for all purposes under the Loan Documents, and shall have assumed all of the obligations of “Affiliated Property Operator” and “Manager” or “Operator,” as applicable, thereunder as if it had executed each of the Loan Documents. No Affiliated Property Operator shall have any obligations with respect to the provisions of Article 2 (payment) or the provisions of Article 3 (recourse) of the Master Agreement.
AFFILIATED PROPERTY OPERATORS:
BLC NOHL RANCH, LLC
BLC INN AT THE PARK, LLC
BROOKDALE SENIOR LIVING COMMUNITIES, INC.
BROOKDALE MANAGEMENT-II, LLC
SH ITHACA OPERATOR, INC.
SH NIAGARA OPERATOR, INC.
ARC WESTLAKE VILLAGE SNF, LLC
BLC-CLUB HILL, LLC
ARC MANAGEMENT, LLC
ALTERNATIVE LIVING SERVICES-NEW YORK, INC.

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

                    BLC MIRAGE INN, L.P.
                    By: BLC Mirage Inn, Inc., its general partner
By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC GABLES-MONROVIA, L.P.
By: BLC Gables-Monrovia, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC OCEAN HOUSE, L.P.
By: BLC Ocean House, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC OAK TREE VILLA, L.P.
By: BLC Oak Tree Villa, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC LODGE AT PAULIN, L.P.,
By: BLC Lodge at Paulin, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC PACIFIC INN, L.P.
By: BLC Pacific Inn, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

CLINTON STERLING COTTAGE OPERATOR, INC.,
ITHACA STERLING COTTAGE OPERATOR, INC.,
NIAGARA STERLING COTTAGE OPERATOR, INC.,
each a New York corporation

By:     /s/ Colleen Endsley
    Name:     Colleen Endsley
    Title: President

SCHEDULES & EXHIBITS
The Schedules & Exhibits list attached to the Master Agreement is hereby deleted in its entirety and restated as follows:

Schedules

Schedule 1	Definitions Schedule – General
Schedule 2	Summary of Master Terms
Schedule 2A	New York Gap Note Modifications	Form 6234
Schedule 3.1	Schedule of Advance Terms (Gap Note)
Schedule 3.2	Intentionally Deleted
Schedule 3.3	Schedule of Advance Terms (Fixed – 10 Years)
Schedule 3.4	Intentionally Deleted
Schedule 3.5	Schedule of Advance Terms (Fixed)
Schedule 3.6	Schedule of Advance Terms (Fixed)
Schedule 4.1	Prepayment Premium Schedule (Gap Note)
Schedule 4.2	Intentionally Deleted
Schedule 4.3	Prepayment Premium Schedule (Fixed – 10 Years)	Form 6104.01 [08 -13]
Schedule 4.4	Intentionally Deleted
Schedule 4.5	Prepayment Premium Schedule (Fixed)	Form 6104.11 [modified] [05-20]
Schedule 4.6	Prepayment Premium Schedule (Fixed)	Form 6104.11 [modified] [05-20]
Schedule 5	Required Replacement Schedule
Schedule 6	Required Repair Schedule
Schedule 7	General Conditions Schedule
Schedule 8	Property-Related Documents Schedule
Schedule 9	Conversion Schedule
Schedule 10	Mortgaged Property Release Schedule
Schedule 11	Mortgaged Property Addition Schedule
Schedule 12	Reserved
Schedule 13	Ownership Interests Schedule
Schedule 14	Future Advance Schedule
Schedule 15	Letter of Credit Schedule
Schedule 16	Exceptions to Representations and Warranties Schedule
Schedule 16.1	Exceptions to Representations and Warranties Schedule
Schedule 16.2	Exceptions to Representations and Warranties Schedule

Schedule 16.3	Exceptions to Representations and Warranties Schedule
Schedule 17	Waiver of Imposition Deposits	Form 6228 [modified] [04-12]
Schedule 18	Reserved
Schedule 19	Skilled Nursing	Form 6001 [01-16]
Schedule 19-A	Addenda to Schedule 2	Form 6001.NR.SRS [01-16]
Schedule 20	Expansion Structure General Terms
Schedule 21	Mineral Rights Conveyances
Schedule 22	Licenses, Permits and other Property Related Documents to be Delivered post closing
Schedule 23	Surveys
Schedule 24	Licenses
Schedule 25	Ground Lease Defaults	Form 6206 [07-11]
Schedule 26	Kansas – No Oral Agreements
Schedule 26.1	Kansas – No Oral Agreements (for the Refi)
Schedule 26.2	Kansas – No Oral Agreements (for Variable Note Refi)
Exhibits

Exhibit A	Mortgaged Properties
Exhibit B	Conversion Request
Exhibit C	Release Request
Exhibit D	Addition Request
Exhibit E	Future Advance Request
Exhibit F	Termination Request
Exhibit G	Annual Certification (Borrower)
Exhibit H	Annual Certification (Guarantor)
Exhibit I	Confirmation of Guaranty
Exhibit J	Confirmation of Environmental Indemnity Agreement
Exhibit K	Compliance Certificate
Exhibit L-1	Organizational Certificate (Borrower)
Exhibit L-2	Organizational Certificate (Guarantor)
Exhibit M	Confirmation of Obligations

Annexes
Annex I	List of Borrowers

Borrower hereby acknowledges and agrees that the Schedules and Exhibits referenced above are hereby incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement.

/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials

SCHEDULE 13
TO MASTER CREDIT FACILITY AGREEMENT
[omitted for SEC filing purposes]

SCHEDULE 16.3 TO
MASTER CREDIT FACILITY AGREEMENT
[omitted for SEC filing purposes]

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